UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 21, 2016
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CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1649 West Frankford Road
Carrollton, TX 75007
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — Entry into a Material Definitive Agreement.
Second Amended and Restated Credit Agreement
On November 21, 2016, CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”) entered into a second amended and restated credit agreement (the “Second Amended and Restated Credit Agreement”), which amended and restated in its entirety the first amended and restated credit agreement governing its senior unsecured revolving credit facility and senior unsecured term loan facility, dated as of March 17, 2016 (the “First Amended and Restated Credit Agreement”), among the Operating Partnership, as borrower, the lenders party thereto (the “Lenders”), KeyBank National Association (“KeyBank”), as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., as syndication agent, and KeyBanc Capital Markets Inc., JPMorgan Chase Bank, N.A. and TD Securities (USA) LLC, as joint lead arrangers and joint bookrunners. In connection with the Second Amended and Restated Credit Agreement, CyrusOne Inc. (the “Company”) and certain of its subsidiaries entered into a second amended and restated guaranty (the “Second Amended and Restated Guaranty”), which amended and restated in its entirety the first amended and restated guaranty, dated as of March 17, 2016 (the “First Amended and Restated Guaranty”).
The Second Amended and Restated Credit Agreement, among other things, (i) increases the available commitments under the senior unsecured revolving credit facility (the “Revolving Credit Facility”) to $1,000,000,000, (ii) extends the maturity date of the Revolving Credit Facility to November 23, 2020, (iii) extends the maturity date of the $300,000,000 unsecured term loan (the “Term Loan A Facility”) to January 5, 2022, (iv) reduces the interest rate margins applicable to the Revolving Credit Facility, the Term Loan A Facility and the $250,000,000 unsecured term loan (the “Term Loan B Facility”), (v) permits the Operating Partnership to obtain up to $300,000,000 in additional revolving or term loan commitments under an accordion feature, (vi) provides that certain covenants will cease to have effect upon the Operating Partnership obtaining an investment grade credit rating and (vii) provides for certain additional flexibility under the negative and financial covenants.
The above description is only a summary of certain provisions of the Second Amended and Restated Credit Agreement and the Second Amended and Restated Guaranty and is qualified in its entirety by reference to the provisions of the Second Amended and Restated Credit Agreement and exhibits thereto (including the form of the Second Amended and Restated Guaranty), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
ITEM 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
ITEM 7.01 — Regulation FD Disclosure.
On November 21, 2016, the Company issued a press release announcing the closing of the Second Amended and Restated Credit Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.
ITEM 9.01 — Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Second Amended and Restated Credit Agreement, dated as of November 21, 2016, among CyrusOne LP, the lenders party thereto, KeyBank National Association, as agent for the lenders, JPMorgan Chase Bank, N.A., as syndication agent, and KeyBanc Capital Markets Inc., JPMorgan Chase Bank, N.A. and TD Securities (USA) LLC, as joint lead arrangers and joint bookrunners.

99.1	Press Release dated November 21, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: November 22, 2016	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Amended and Restated Credit Agreement, dated as of November 21, 2016, among CyrusOne LP, the lenders party thereto, KeyBank National Association, as agent for the lenders, JPMorgan Chase Bank, N.A., as syndication agent, and KeyBanc Capital Markets Inc., JPMorgan Chase Bank, N.A. and TD Securities (USA) LLC, as joint lead arrangers and joint bookrunners.

99.1	Press Release dated November 21, 2016.

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